UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2007

Item 1. Report to Stockholders.

GREENVILLE CAPITAL MANAGEMENT, INC.

ANNUAL REPORT

GREENVILLE SMALL CAP GROWTH FUND

Managed by Greenville Capital Management, Inc.
Website: www.greenvillecap.com

Year Ended
April 30, 2007

Greenville Small Cap Growth Fund

June 1, 2007

Dear Fellow Shareholders,

We are pleased to report that the Greenville Small Cap Growth Fund and the small cap growth stocks that we favor may be beginning to enjoy some signs of transformation at the start of 2007.  Small growth indices outperformed both core and value styles by a nice margin. Moreover, small cap growth outpaced large cap growth in the first quarter of 2007 as well. No doubt, we are encouraged that the market is beginning to reward companies with solid growth results in light of value’s out-performance over the past few years.

For the trailing twelve months ending April 30, 2007, the two best performing sectors in the Russell 2000 Growth Index were Consumer Staples and Financial Services, with returns of 31.62% and 6.62%, respectively.  Here at Greenville Capital, our slight over weight in Financial Services helped performance during the period.  Due to the fund’s bias toward companies exhibiting strong growth profiles, the fund was under weight Consumer Staples, given the sector’s traditionally slower growth profile.  The two worst performing sectors during the prior twelve months were Integrated Oils and Energy, with returns of (2.06%) and .56%.  The fund was under weight in those two sectors.

Since our semi-annual update in December, the markets have not been without volatility. Sub-prime lending woes caused by the busting of the housing bubble, Greenspan’s mention of a possible recession in the face of an inverted yield curve, global market volatility and moderating corporate earnings growth were just a few of the headlines that caused price fluctuations throughout the start of 2007.  Stronger employment readings and recent annual rate of inflation of 2.3%, as measured by CPI, that is above the Fed’s comfort level have further complicated the picture and sent conflicting messages about a possible recession versus too much inflation. Confused? This is not surprising. The market seemed confused as well, as evidenced by the two best performing sectors during the first quarter.  Consumer Staples, usually a defensive investment, returned 10.60%, and Information Technology, typically exhibiting the strongest growth profiles, returned 5.39%.  These are definitely at opposite ends of the spectrum.

We continue to maintain that investors should reward the small cap companies that can grow profits in a moderating economic environment where sustainable growth is difficult to find.  Needless to say, we firmly believe that small cap growth will return to the forefront of investors’ minds after lagging value in six of the last seven years.  Only once has the value vs. growth cycle lasted longer (1981-1988) and we are now

Greenville Small Cap Growth Fund

seeing evidence of growth beginning to show some leadership since the December timeframe. As a reminder to that aforementioned cycle, growth outperformed value for three consecutive years subsequent to this period. We feel we are in the early innings of the ballgame.

In our opinion, a factor favoring small cap growth relative to small cap value is that the dividend yield of small cap value is at historical lows. As of first quarter of 2007, the dividend yield of the Russell 2000 Small Cap Value Index was 1.8%, essentially the same as it was in March of 2004. Thus, one can argue that small cap value stocks do not collectively possess the total return and safety characteristics they did in 1995-98 in the middle of a mid cycle moderation in the which they carried yields of upwards to 3%. In addition, we would like to point out that the largest sector in the small cap value index is by far and away the Financial Sector, which carries a weighting of some 30%, composed of mostly depository institutions or banks. We feel, in the face of a long-standing inverted yield curve, small cap value may see some headwinds because of the financial sector.  Simply put, banking institutions make profits by borrowing short, via time deposits and CD’s, and then lending long for cars, mortgages, and so forth.  The larger the spread between short and long rates, the more income banks will recognize.  However, invert the curve and the “carry” trade dries up.  Banks will find themselves paying more for deposits than they can earn by lending. This causes them to tighten and their growth eventually stops. Maybe an overly simplistic example, and there are notable exceptions, but the point being is that banks for the most part should see significant earnings growth deceleration and that could compress the P/E multiples in that sector and for that index.

Remaining true to our core philosophy, we firmly believe that you have the potential to benefit from owning stocks smaller in market capitalization at a reasonable price rather than their larger cap counterparts.  We believe the characteristics of the small cap names when compared to the larger cap names possess greater organic growth opportunities, and combined with outstanding operating leverage, present substantial profit upside potential. And in a moderating economic cycle, growth of any level for larger companies is just simply harder to come by. One way large caps can add to their growth profile is via acquisitions of smaller companies, and we have seen recent examples that have benefited the performance of the fund. Hub International and MapInfo were recently purchased at significant premiums to previous valuations. Add in a lack of liquidity and the possibility of consolidation and the advantage of small-caps’ growth, in our opinion, is too great to overlook.

To close, a sustainable growing economy with low interest rates and attractive valuations has historically provided fuel to a favorable investment environment. This coupled with a fair amount of pessimism, which according to Hays Advisory, reached historical levels in the first quarter, could point toward a great long-term investment opportunity.  We look forward to the remainder of 2007. Once again, we

Greenville Small Cap Growth Fund

appreciate your support and long-term perspective.  If you have any comments and or questions, please do not hesitate to contact us.

Sincerely,

Robert D. Strauss, CFA	Charles Cruice
Portfolio Manager	President

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Greenville Small Cap Growth Fund.
Small company stocks are more volatile than stocks of larger, more established companies. The Fund is suitable for long-term investors only who seek to invest a portion of their overall portfolio in an aggressive equity mutual fund that invests principally in small capitalization growth companies. The Fund experiences greater risks and price fluctuations due to its concentration in small-cap stocks as is noted in the Fund’s prospectus. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The above discussions are based on the opinions of Charles S. Cruice and Robert D. Strauss and are subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and should not be considered a recommendation to buy or sell any security.

Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.  Russell 2000 Value Index is an unmanaged index representing those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Price-Earnings Ratio (“P/E”) is the most common measure of how expensive a stock is.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Greenville Small Cap Growth Fund is distributed by Quasar Distributors, LLC. (6/07)

Greenville Small Cap Growth Fund

SECTOR ALLOCATION at April 30, 2007 (Unaudited)

*  Cash equivalents and other liabilities less assets.

EXPENSE EXAMPLE For the Six Months Ended April 30, 2007 (Unaudited)

As a shareholder of the Greenville Small Cap Growth Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/06 – 4/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the

Greenville Small Cap Growth Fund

EXPENSE EXAMPLE For the Six Months Ended April 30, 2007 (Unaudited) (Continued)

expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 11/1/06	Value 4/30/07	11/1/06 – 4/30/07*
Actual	$1,000	$1,079	$9.74
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$9.44

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.89% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Greenville Small Cap Growth Fund
Value of $10,000 vs Russell 2000 Growth Index

Average Annual Total Return
Year Ended April 30, 2007
1 Year	(1.47%)
Since Inception (5/3/2004)	7.33%

This chart illustrates the performance of a hypothetical $10,000 investment made on May 3, 2004, (“the Fund’s inception,”) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends, but does not reflect the redemption of fees.

As of April 30, 2007, the Russell 2000 Growth Index returned 4.53% and 11.87% for the one-year and since inception periods, respectively.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (888) 334-9075.

The Fund charges a 1.00% redemption fee on shares held less than 90 days.

Russell 2000 Growth Index is an unmanaged index representing those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.  Returns include reinvested dividends.  One cannot directly invest in an index.

Greenville Small Cap Growth Fund

SCHEDULE OF INVESTMENTS at April 30, 2007

Shares		Value

COMMON STOCKS: 96.8%

Aerospace & Defense: 4.9%
9,750	AAR Corp.*	$297,765
8,790	BE Aerospace, Inc.*	322,153
		619,918
Auto Dealers: 3.2%
19,650	Rush Enterprises,
	Inc. - Class A*	408,720

Auto Components: 1.2%
17,324	SORL Auto Parts, Inc.*	148,986

Capital Goods: 7.5%
13,215	Builders Firstsource, Inc.*	213,158
4,760	ESCO Technologies, Inc.*	216,866
15,150	Harbin Electric, Inc.*	192,708
41,435	Power-One, Inc.*	176,513
11,435	U.S. Home Systems, Inc.*	158,489
		957,734
Capital Markets: 1.0%
8,620	Triangle Capital Corp.*	122,921

Commercial Banks: 2.3%
5,740	Home Bancshares, Inc.	126,395
16,600	Superior Bancorp*	172,142
		298,537
Commercial Services & Supplies: 5.4%
7,380	TeleTech Holdings, Inc.*	278,447
17,200	The Providence
	Service Corp.*	412,456
		690,903
Communications Equipment: 2.2%
7,435	Comtech
	Telecommunications*	281,415

Consumer Finance: 1.8%
7,770	Dollar Financial Corp.*	226,418

Credit Reporting Services: 1.9%
19,885	Primus Guaranty Ltd*#	240,410

Diversified Financials: 2.4%
8,850	First Cash Financial
	Services, Inc.*	203,373
7,900	TradeStation Group, Inc.*	96,222
		299,595
Electrical Equipment: 2.5%
34,470	Ultralife Batteries, Inc.*	323,329

Electronic Equipment &
Instruments: 4.0%
7,925	Coherent, Inc.*	248,766
28,170	Sirenza Microdevices, Inc.*	256,629
		505,395
Energy: 1.2%
4,045	Superior Energy
	Services, Inc.*	146,955

Energy Equipment & Services: 1.1%
67,805	Boots & Coots International
	Well Control, Inc.*	143,069

Health Care Equipment &
Services: 10.7%
34,125	Allion Healthcare, Inc.*	150,492
12,755	Angiodynamics, Inc.*	212,243
13,100	Ev3, Inc.*	233,835
7,540	Matrixx Initiatives, Inc.*	135,720
22,325	Merit Medical
	Systems, Inc.*	257,407
7,230	Radiation Therapy
	Services, Inc.*	212,634
18,880	Regeneration
	Technologies, Inc.*	159,914
		1,362,245
Health Care Providers & Services: 4.3%
10,965	HMS Holdings Corp.*	242,984
11,760	LHC Group, Inc.*	301,056
		544,040
Hotels, Restaurants & Leisure : 0.9%
21,585	Cosi, Inc.*	112,026

Insurance: 4.8%
14,500	Amerisafe, Inc.*	291,885
9,289	Argonaut Group, Inc.*	312,203
		604,088
Internet Software & Services: 2.2%
8,650	Dealertrack Holdings, Inc.*	285,450

IT Services: 1.5%
22,785	Rainmaker Systems*	193,900

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

SCHEDULE OF INVESTMENTS at April 30, 2007 (Continued)

Shares		Value

Machinery: 0.9%
8,262	Mueller Water Products
	Inc.- Class B	$118,394
Media: 1.7%
47,765	APAC Customer
	Services, Inc.*	210,166

Oil, Gas & Consumable Fuels: 1.1%
9,635	Gulfport Energy Corp.*	142,309

Retailing: 3.2%
11,035	Conn’s, Inc.*	286,358
26,185	Hollywood Media Corp.*	123,855
		410,213
Semiconductor & Semiconductor
Equipment: 7.2%
26,500	Anadigics, Inc.*	284,610
15,285	Omnivision
	Technologies, Inc.*	206,653
4,598	Rudolph
	Technologies, Inc.*	79,408
4,265	Tessera Technologies, Inc.*	182,499
10,690	Ultra Clean Holdings*	156,502
		909,672
Software & Services: 7.4%
20,565	Cybersource Corp.*	261,381
4,875	Micros Systems, Inc.*	267,150
13,825	Opnet Technologies, Inc.*	155,531
8,030	Transaction Systems
	Architects, Inc.*	254,792
		938,854
Technology Hardware &
Equipment: 4.0%
9,075	Excel Technology, Inc.*	239,126
5,572	Stratasys, Inc.*	264,837
		503,963
Transportation: 4.3%
17,715	Marten Transport Ltd.*	319,756
11,560	Vitran Corp, Inc.*#	231,547
		551,303
TOTAL COMMON STOCKS
(Cost $10,629,282)		12,300,928

SHORT-TERM INVESTMENT: 8.1%
1,029,467	SEI Daily Income Trust
	Government Fund -
	Class B	1,029,467
TOTAL SHORT-TERM INVESTMENT
(Cost $1,029,467)		1,029,467

TOTAL INVESTMENTS IN
SECURITIES: 104.9%
(Cost $11,658,749)		13,330,395
Liabilities in Excess
of Other Assets: (4.9)%		(622,933)
TOTAL NET ASSETS: 100.0%		$12,707,462

*	Non-income producing security.
#	U.S. security of a foreign issuer.

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2007

ASSETS
Investments in securities, at value
(cost $11,658,749) (Note 2)	$13,330,395
Receivables:
Dividends and interest	3,327
Prepaid Expenses	11,942
Total assets	13,345,664

LIABILITIES
Payables:
Investment securities purchased	585,481
Administration fees	3,123
Investment advisory fees	6,610
Custody fees	1,390
Fund accounting fees	6,993
Transfer agent fees	6,652
Chief compliance officer fees	844
Other accrued expenses	27,109
Total liabilities	638,202

NET ASSETS	$12,707,462

Net asset value, offering and redemption price per share
($12,707,462/1,098,920, shares outstanding; unlimited
number of shares authorized without par value)	$11.56

COMPONENTS OF NET ASSETS
Paid-in capital	$10,601,590
Accumulated net realized gain on investments	434,226
Net unrealized appreciation on investments	1,671,646
Net assets	$12,707,462

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENT OF OPERATIONS For the Year Ended April 30, 2007

INVESTMENT INCOME
Dividends (net of $305 foreign withholding tax)	$4,161
Interest	35,723
Total investment income	39,884

EXPENSES (Note 3)
Investment Advisory fees	124,508
Administration fees	38,000
Fund accounting fees	27,910
Transfer agent fees	23,928
Audit fees	17,951
Registration fees	16,815
Legal fees	10,333
Custody fees	7,331
Miscellaneous	7,209
Trustee fees	6,465
Chief compliance officer fees	5,011
Reports to shareholders	2,941
Insurance expense	858
Total expenses	289,260
Less: fees waived	(50,361)
Net expenses	238,899
Net investment loss	(199,015)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	633,245
Change in net unrealized appreciation on investments	(690,721)
Net realized and unrealized loss on investments	(57,476)
Net decrease in net assets resulting from operations	$(256,491)

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2007	April 30, 2006
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(199,015)	$(194,473)
Net realized gain on investments	633,245	1,104,420
Change in net unrealized
appreciation (depreciation) on investments	(690,721)	2,492,912
Net increase (decrease) in net assets
resulting from operations	(256,491)	3,402,859

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(571,503)	(224,930)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)(b)	(113,731)	53,464
Total increase (decrease) in net assets	(941,725)	3,231,393

NET ASSETS
Beginning of year	13,649,187	10,417,794
End of year	$12,707,462	$13,649,187

(a)   Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	April 30, 2007		April 30, 2006
	Shares	Value	Shares	Value
Shares sold	81,745	$930,650	65,947	$733,722
Shares issued in reinvestment
of distributions	50,945	557,336	19,539	219,423
Shares redeemed (b)	(142,992)	(1,601,717)	(84,901)	(899,681)
Net increase (decrease)	(10,302)	$(113,731)	585	$53,464

(b)   Net of redemption fees of $354 and $18, respectively.

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Year	Year	Period
	Ended	Ended	Ended
	April 30,	April 30,	April 30,
	2007	2006	2005*
Net asset value, beginning of period	$12.31	$9.40	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)	(0.18)	(0.18)	(0.19)
Net realized and unrealized
gain (loss) on investments	(0.03)	3.30	(0.41)
Total from investment operations	(0.21)	3.12	(0.60)

LESS DISTRIBUTIONS:
From net realized gain	(0.54)	(0.21)	—
Paid-in capital from
redemption fees (Note 2)	0.00 **	0.00 **	0.00	**
Net asset value, end of period	$11.56	$12.31	$9.40
Total return	(1.47)%	33.40%	(6.00	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$12.7	$13.6	$10.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	2.32%	2.45%	2.46	%+
After fees waived
and expenses absorbed	1.92%	2.00%	2.00	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(2.03)%	(2.08)%	(2.33	)%+
After fees waived
and expenses absorbed	(1.60)%	(1.63)%	(1.87	)%+
Portfolio turnover rate	61%	54%	66	%^

*	Fund commenced operations on May 3, 2004.
**	Amount is less than $0.01.
+	Annualized.
^	Not annualized.

The accompanying notes are an integral part of these financial statements.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS April 30, 2007

NOTE 1 – ORGANIZATION

The Greenville Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund commenced operations on May 3, 2004.

The Fund’s investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in small capitalization companies that offer the possibility of capital growth.  The Fund defines small capitalization companies as those companies with market capitalizations between $100 million and $2 billion at the time of purchase.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS April 30, 2007 (Continued)

value that would be calculated without regard to such considerations. As of April 30, 2007, the Fund did not hold fair valued securities.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a minimum gain basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax ratios and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS April 30, 2007 (Continued)

and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of  net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended April 30, 2007, the Fund decreased accumulated net investment loss by $199,015 and decreased accumulated realized gain on investments by $199,015 due to certain permanent book and tax differences.  Net assets were not affected by the change.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS April 30, 2007 (Continued)

expense in the current year.  Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds.  At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007.  Management is currently evaluating the implications of SFAS 157, and its impact on the financial statements has not yet been determined.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Greenville Capital Management, Inc., (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended April 30, 2007, the Fund incurred $124,508 in advisory fees.

Effective August 1, 2006, the Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.89% of the Fund’s average daily net assets.  Prior to August 1, 2006, the limit on the Fund’s annual ratio of expenses was 2.00% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended April 30, 2007, the Advisor waived $50,361 in fees for the Fund.  The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment.

At April 30, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $154,910.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS April 30, 2007 (Continued)

Year of Expiration	Amount
April 30, 2008	$50,372
April 30, 2009	$54,177
April 30, 2010	$50,361

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $47.5 million	$38,000
$47.5 to $300 million	0.08% of average daily net assets
$300 to $800 million	0.07% of average daily net assets
Over $800 million	0.04% of average daily net assets

For the year ended April 30, 2007, the Fund incurred administration fees of $38,000. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended April 30, 2007, the Fund was allocated $5,011 of the Trust’s Chief Compliance Officer Fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A.serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended April 30, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, $7,221,363 and $7,849,263, respectively.

Greenville Small Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS April 30, 2007 (Continued)

There were no purchases or sales of long-term U.S. Government securities for the year ended April 30, 2007.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended April 30, 2007 and the year ended April 30, 2006 for the Fund was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	571,503	224,930

The fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended April 30, 2007.

As of April 30, 2007, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$11,658,749

Gross tax unrealized appreciation	2,551,969
Gross tax unrealized depreciation	(880,323)
Net tax unrealized appreciation	1,671,646

Undistributed ordinary income	146,616
Undistributed long-term capital gain	287,610
Total distributable earnings	434,226

Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$2,105,872

Greenville Small Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Greenville Small Cap Growth Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Greenville Small Cap Growth Fund, a series of Professionally Managed Portfolios, as of April 30, 2007 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years then ended and for the period May 3, 2004 to April 30, 2005.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenville Small Cap Growth Fund as of April 30, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 12, 2007

Greenville Small Cap Growth Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen	Directorships
and Age	Trust(1)	Time Served	Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries,	1	Allegiant Funds.
(born 1943)	and	Term;	Inc. (administrative,
2020 E. Financial Way	Trustee	Since	management and business
Suite 100		May 1991.	consulting); formerly, Chief
Glendora, CA 91741			Operating Officer, Integrated
Asset Management
(investment advisor and
manager) and formerly,
President, Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	The Dana
(born 1939)		Term;	formerly, Chief Executive		Foundation; The
2020 E. Financial Way		Since	Officer, Rockefeller Trust		University of
Suite 100		May 1991.	Co., prior thereto Senior		Virginia Law
Glendora, CA 91741			Vice President; formerly,		School Foundation.
Senior Vice President,
Norton Simon, Inc.

Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures,	1	None.
(born 1938)		Term;	LLC, (Vacation Services),
2020 E. Financial Way		Since	formerly, President and
Suite 100		May 1991.	Founder, National Investor
Glendora, CA 91741			Data Services, Inc.
(investment related
computer software).

Greenville Small Cap Growth Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with the	Length of	During Past	Overseen	Directorships
and Age	Trust(1)	Time Served	Five Years	by Trustees	Held

Steven J. Paggioli	Trustee	Indefinite	Consultant since July	1	Trustee, Managers
(born 1950)		Term;	2001; formerly, Executive		Funds; Trustee,
2020 E. Financial Way		Since	Vice President, Investment		Managers AMG
Suite 100		May 1991.	Company Administration,		Funds.
Glendora, CA 91741			LLC (“ICA”) (mutual fund
administrator).

Officers of the Trust

Robert M. Slotky	President	Indefinite	Vice President, U.S.	1	Not
(born 1947)		Term; Since	Bancorp Fund Services,		Applicable.
2020 E. Financial Way		August 2002.	LLC since July 2001;
Suite 100	Chief	Indefinite	formerly, Senior Vice
Glendora, CA 91741	Compliance	Term; Since	President, ICA (May
	Officer	September	1997-July 2001).
2004
	Anti-Money	Indefinite
	Laundering	Term; Since
	Officer	December 2005

Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer,	1	Not
(born 1973)		Term; Since	U.S. Bancorp Fund Services,		Applicable.
615 East Michigan St.		August 2002.	LLC, since April 2006; Vice
Milwaukee, WI 53202			President, U.S. Bancorp
Fund Services, LLC since
1997; formerly, Chief
Financial Officer, Quasar
Distributors, LLC (2000-2003).

Angela L. Pingel	Secretary	Indefinite	Counsel, U.S. Bancorp	1	Not
(born 1971)		Term; Since	Fund Services LLC since		Applicable.
615 East Michigan St.		December	2004; formerly, Associate,
Milwaukee, WI 53202		2005.	Krukowski & Costello, S.C.,
(2002-2004); formerly, Vice
President – Investment
Operations, Heartland
Advisors, Inc. (1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustee”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Greenville Small Cap Growth Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Greenville Small Cap Growth Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at (888) 334-9075 or by accessing the Fund’s website at www.greenvillecap.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Greenville Small Cap Growth Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (888) 334-9075.  In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PORTFOLIO HOLDINGS (Unaudited)

The Greenville Small Cap Growth Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  The Fund’s Form N-Q will be available without charge, upon request by calling toll-free at (888) 334-9075.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Investment Advisor
GREENVILLE CAPITAL MANAGEMENT, INC.
100 South Rockland Falls Road
Rockland, DE 19732
www.greenvillecap.com

Distributor
QUASAR DISTRIBUTORS, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 E. Michigan Street
Milwaukee, WI 53202
888-334-9075

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

Greenville Small Cap Growth Fund
Symbol – GCMSX
CUSIP – 742935463

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2007	FYE 4/30/2006
Audit Fees	$15,500	$15,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2007	FYE 4/30/2006
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  July 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Robert M. Slotky
Robert M. Slotky, President

Date  July 3, 2007

By (Signature and Title)*       /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  July 6, 2007

* Print the name and title of each signing officer under his or her signature.